Exhibit 10.6


                            CAPSOURCE FINANCIAL, INC.
                            (A Colorado Corporation)


               FORM CERTIFICATE FOR COMMON STOCK PURCHASE WARRANTS

No. _______                                              **,*** "A" Common Stock
                                                         Purchase Warrants

         This Warrant Certificate certifies that ________________, or registered assigns (the "Warrantholder"), is the registered owner of the above indicated number of "A" Warrants expiring on ______________________, (the "Expiration Date") unless earlier redeemed. One (1) "A" Warrant entitles the Warrantholder to purchase one (1) share of common stock, no par value of CapSource Financial, Inc., ("Common Stock" or "Share"), a Colorado corporation (the "Company"), at a purchase price of ________________ ($*.**), (the "Exercise Price") commencing on __________________, and terminating on the Expiration Date (the "Exercise Period"), upon surrender of this "A" Warrant Certificate with the exercise form hereon duly completed and executed with payment of the Exercise Price at the offices of the Company. The Exercise Price, the number of shares purchasable upon exercise of each "A" Warrant, the number of "A" Warrants outstanding and the Expiration Date are all subject to adjustment upon the occurrence of certain events all as more fully described in the Warrant Agreement dated ____________________ and incorporated herein and made a part of this Warrant Certificate by reference. Subject to the Company's right of redemption, the Warrantholder may exercise all or from time to time any number of "A" Warrants represented by this Warrant Certificate. Reference hereby is made to the provisions on the reverse side of this "A" Warrant Certificate and to the provisions of the Warrant Agreement, all of which are incorporated by reference in and made part of this "A" Warrant Certificate and shall for all purposes have the same effect as though fully set forth at this place.

         As described in the Warrant Agreement, the Company may redeem ("Warrant Redemption") the warrants at $.05 per warrant upon thirty (30) days written notice ("Redemption Notice") to the Warrantholder at any time prior to the Expiration Date if the reported average bid price or reported last sale price of the Company's common stock for the thirty (30) day period immediately preceding such notice is greater than one hundred twenty percent (120%) of the then Exercise Price. The Warrantholder shall have the right to exercise these warrants after receipt of the Redemption Notice but before the expiry of the thirty (30) day notice period.

         Upon due presentment for transfer of this "A" Warrant Certificate at the office of the Company, a new "A" Warrant Certificate of like tenor and evidencing all or any whole number of such "A" Warrants during the period and in the manner stated hereon. The Exercise Price shall be payable in lawful money of the United States of America and in cash or by certified or bank cashier's check or bank draft payable to the order of the Company. If upon exercise of and "A" Warrants evidenced by this "A" Warrant Certificate, the number of "A" Warrants exercised shall be less than the total number of "A" Warrants so evidenced, there shall be issued to the Warrantholder a new "A" Warrant Certificate evidencing the number of "A" Warrants not so exercised.

         Subject to the following paragraph, no "A" Warrant maybe exercised after 5:00 p.m. Eastern Time on the Expiration Date and any "A" Warrant not exercised by such time shall become void, unless extended by the Company.

         These "A" Warrants are subject to transfer restrictions as follows:

         (a) Neither the "A" Warrant nor the Common Stock issuable upon exercise of the "A" Warrant have been registered under the Securities Act of 1933, as amended, (the "Act"), or registered or qualified under any applicable state securities laws. The Common Stock purchased upon exercise of this "A" Warrant must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws or unless an exemption from registration is available. The Warrantholder agrees that a restrictive legend will be placed on the certificate(s) representing the Common Stock and stop transfer instructions will be issued to the transfer agent, if any, to prevent the illegal sale of the Common Stock.

         By accepting this "A" Warrant, the Warrantholder represents and warrants that the "A" Warrant acquired hereby, and any purchase of the Common Stock by exercise of the Warrant, will be for his or its own account for the purpose of investment, and with no view to resale or other distribution of any kind. The Warrantholder also agrees that in order to exercise the "A" Warrant he must execute the Subscription Notice and other instrument(s), reasonable satisfactory in form to the Company, making those investment and other representations, in addition to those representations and warranties set forth in the Subscription Notice.

         IN WITNESS WHEREOF, the Company has caused this "A" warrant to be signed by its President and by its Secretary.

Dated: July 1, 2001                        CAPSOURCE FINANCIAL, INC.


                                       By:
                                           -------------------------------------
                                           Fred C. Boethling, President
Attest:



-------------------------------------
Steven E. Reichert, Secretary

                            CAPSOURCE FINANCIAL, INC.

                           FORM OF WARRANT ASSIGNMENT

(Note: To be executed by the Registered Warrantholder if he/it desires to assign "A" Warrants evidenced by the within "A" Warrant Certificate.)


         FOR VALUE RECEIVED ________________________________hereby sells, assigns and transfers unto______________________________________ "A" Warrants, evidenced by the within "A" Warrant Certificate, and does hereby irrevocably constitute and appoint _______________________________________, Attorney to transfer the said "A" Warrants evidenced by the within "A" Warrant Certificate on the books of the Company, with full power of substitution.

Dated:
       -----------------------          ----------------------------------------
                                        Signature


NOTICE: The above signature must correspond with the name as written upon the face of the within "A" Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

                            CAPSOURCE FINANCIAL, INC.

                          FORM OF ELECTION TO PURCHASE

(Note: To be executed by the Registered Warrantholder if he/it desires to Exercise "A" Warrants evidenced by the within "A" Warrant Certificate)


To: CapSource Financial, Inc.

         The undersigned hereby irrevocably elects to exercise ___________ "A" Warrants, evidenced by the within "A" Warrant Certificate for and to purchase thereunder ________ full shares of Common Stock issuable upon exercise of said "A" warrants and delivery of $____________ and any applicable taxes.

         The undersigned requests that certificates for such shares be issued in the name of:


--------------------------------------------
Name

--------------------------------------------
Address

--------------------------------------------
Social Security or Tax ID Number

         If the said number of "A" Warrants shall not be all the "A" Warrants evidenced by the within "A" Warrant Certificate, the undersigned requests that a new "A" Warrant Certificate evidencing the "A" Warrants not exercised be issued in the name of the individual and delivered to:


--------------------------------------------
Name

--------------------------------------------
Address

Dated:                        Signature
       -------------------              ----------------------------------------


         NOTICE: The above signature must correspond with the name as written upon the face of the within "A" Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever or if signed by any other person the Form of Assignment hereon must be duly executed and attached.